UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM 8-K

                      CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(d)
               OF THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported):  August 16, 2004

                         Analex Corporation

       (Exact name of registrant as specified in its charter)


        Delaware                 0-5404              71-0869563

    (State or other         (Commission File       (IRS Employer
    jurisdiction of              Number)        Identification No.)
     incorporation)


          5904 Richmond Highway, Suite 300, Alexandria, VA 22309
      (Address of principal executive        (Zip Code)
               offices)


                           (703) 329-9400

        (Registrant's telephone number, including area code)


                           Not Applicable
  (Former name, former address and former fiscal year, if changed since last report)

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Item 5. Other Events

     On August 16, 2004, Analex Corporation (the "Company" or "Analex") announced in a press release that it will hold its 2004 Annual Stockholders' Meeting on September 15, 2004 at Swissotel The Drake in New York City and that it filed its definitive proxy statement with the Securities and Exchange Commission on August 9, 2004.

Item 7.   Financial Statements and Exhibits

     (c) A copy of the Company's press release dated August 16, 2004 is included herein as Exhibit 99.1.

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                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ANALEX CORPORATION



Date:  August 17, 2004               By: /s/ Ronald B. Alexander
                                         Ronald B. Alexander
                                         Senior Vice President
                                         and Chief
                                         Financial Officer
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                        INDEX TO EXHIBITS


Exhibit   Exhibit
No.


 99.1 Press Release dated August 16, 2004 regarding location of the 2004 Annual Stockholders'
          Meeting.

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